GOODHAVEN FUND
(A Series of The GoodHaven Funds Trust)
(Symbol: GOODX)

SUPPLEMENT DATED AUGUST 22, 2023 TO PROSPECTUS DATED MARCH 30, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective November 1, 2023, the shares of the GoodHaven Fund (the “Fund”) will no longer be subject to a 2.00% Redemption Fee.

Effective November 1, 2023, the shareholder expense table included on page 1 of the Prospectus is deleted in its entirety and replaced with the following:

GoodHaven Fund
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution and Service (12b-1) Fees	None
Other Expenses(1)	0.20%

Total Annual Fund Operating Expenses	1.10%

(1)    Other Expenses includes the Fund’s Support Services Agreement fee of up to 0.20% which was adopted to include the Fund’s customary day-to-day expenses such as custodial, transfer agency, administration, legal and audit fees. The Support Services Agreement fee does not include (a) any charges associated with the execution of portfolio transactions, such as brokerage commissions, acquired fund fees and expenses, or transaction charges, (b) taxes, if any, imposed on the Fund, (c) interest, if any, on any Fund borrowings, or (d) extraordinary Fund legal expenses incurred outside of the normal operation of the Fund, such as legal fees, arbitration fees, or related expenses in connection with any actual or threatened arbitration, mediation, or litigation.

Effective November 1, 2023, the section entitled “Redemption Fees” beginning on page 20 of the Prospectus is deleted in its entirety.

Please retain this Supplement with your Prospectus dated March 30, 2023 and Statement of Additional Information dated March 30, 2023, as amended August 17, 2023 for future reference. These documents are available upon request and without charge by calling the Fund at 1-855-OK-GOODX or 1-855-654-6639.